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                                  Exhibit  4.2




         This Exhibit 4.2, for the Code of Regulations of Medusa Corporation, is incorporated by reference to Appendix VI to the Company's Information Statement (which was filed in 1988 as an exhibit to the Amended Form 10, File No. 0-17011).